Calamos Convertible Opportunities and Income Fund (the “Fund”)

Supplement dated September 29, 2017 to the Fund’s Prospectus dated February 28, 2017, and as supplemented March 3, 2017, and March 13, 2017, and to the Fund’s Statement of Information (“SAI”) dated February 28, 2017, and as supplemented March 13, 2017, and March 29, 2017

I. Recent Developments — New and Restructured Leverage Facilities

Effective August 31, 2017, the Fund terminated its committed facility agreement with BNP Paribas Prime Brokerage International Ltd. and entered into an amended and restated liquidity agreement with State Street Bank and Trust Company (“SSB”). The amended and restated liquidity agreement with SSB permits the Fund to borrow up to $430,000,000, subject to various terms and conditions. As of September 6, 2017, $254,000,000 was drawn and outstanding under the SSB facility.

On September 6, 2017, the Fund also issued 4,000,000 mandatory redeemable preferred shares (“MRP Shares”) totaling $100,000,000 in a private placement transaction with institutional investors. The issuance includes 1,330,000 Series A MRP Shares, with an aggregate liquidation preference of $33,250,000 and a mandatory redemption date of September 6, 2022; 1,330,000 Series B MRP Shares, with an aggregate liquidation preference of $33,250,000 and a mandatory redemption date of September 6, 2024; and 1,340,000 Series C MRP Shares, with an aggregate liquidation preference of $33,500,000 and a mandatory redemption date of September 6, 2027. The Series A, Series B and Series C MRP Shares are to pay monthly cash dividends initially at rates of 3.70%, 4.00% and 4.24%, respectively, subject to adjustment under certain circumstances.

Additional updated information regarding the Fund’s leverage facilities and MRP Shares is included in the restated disclosures set forth below.

Revised Disclosure Related to Leverage Facilities

In accordance with the above, the Fund’s Prospectus, SAI and Prospectus Supplement are hereby amended as follows:

The section titled “Use of Proceeds” on page S-2 of the Prospectus Supplement is deleted in its entirety and replaced with the following:

Use of Proceeds

Unless otherwise specified in this prospectus supplement, we currently intend to use the net proceeds from the sale of our common shares in this offering primarily to invest in accordance with our investment objective and policies (as described under “Investment Objective and Principal Investment Strategies,” beginning on page 19 of the accompanying prospectus) within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any short-term debt, and for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose.

The section titled “Capitalization” on page S-3 of the Prospectus Supplement is deleted in its entirety and replaced with the following:

CAPITALIZATION

Pursuant to the sales agreement with JonesTrading, we may offer and sell up to 7,500,000 of our common shares, no par value per share from time to time through JonesTrading as our agent for the offer and sale of the common shares under this prospectus supplement and the accompanying prospectus. There is no guaranty that there will be any sales of our common shares pursuant to this prospectus supplement and the accompanying prospectus. The table below shows the Fund’s historical capitalization as of April 30, 2017 and the estimated capitalization of the Fund assuming the sale of the 7,237,544 common shares (the number of common shares remaining to be sold under the current sales agreement as of September 6, 2017) at a price of $11.42, the last reported sale price per share of our common shares on the NASDAQ Global Select Market (“NASDAQ”) on September 6, 2017, on a pro forma, as adjusted basis as of September 6, 2017. Actual sales, if any, of our common shares under this prospectus supplement and the accompanying prospectus, and the actual application of the proceeds thereof may be different than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $11.42 depending on the market price of our common shares at the time of any such sale. To the extent that the market price per share of our common shares on any given day is less than the net asset value per share on such day, we will instruct JonesTrading not to make any sales on such day. As of the date of this prospectus, no additional shares have been sold since April 30, 2017.

The following table sets forth our capitalization:

•	on an actual basis as of April 30, 2017

•	on a pro forma as adjusted basis to reflect (1) the assumed sale of 7,237,544 of our common shares at $11.42 per share (the last reported sale price of our common shares on NASDAQ on September 6, 2017) in an offering under this prospectus supplement and the accompanying prospectus, (2) the investment of net proceeds assumed from such offering in accordance with our investment objective and policies, after deducting the assumed aggregate commission of $826,528 (representing an estimated commission paid to JonesTrading of 1% of the gross sales price per share in connection with the sale of common shares effected by JonesTrading in each offering) and offering costs payable by us of $187,000 and (3) preferred shares and bank indebtedness outstanding as of September 6, 2017.

	Actual	As Adjusted
Loans(1)	$21,000,000	25,000,000
Preferred shares	-	100,000,000
Common shares, no par value per share, unlimited shares authorized, 70,023,322 outstanding (actual) 77,336,042 outstanding (as further adjusted)	822,205,495	904,682,334
Undistributed net investment income (loss)	(29,651,857)	(29,651,857)
Accumulated net realized gain (loss) on investments, foreign currency translation, written options and interest rate swaps	(20,601,414)	(20,601,414)
Net unrealized appreciation (depreciation) on investments, foreign currency translation, written options and interest rate swaps	9,870,132	9,870,132

Net assets applicable to common shareholders	781,822,356	864,299,195

Total Capitalization	802,822,356	989,299,195

(1)	Figures do not reflect additional structural leverage related to certain securities lending programs, which were $208 million and $229 million as of April 30, 2017, and September 6, 2017, respectively.

The section titled “Summary of Fund Expenses” on page S-4 of the Prospectus Supplement is deleted in its entirety and replaced with the following:

SUMMARY OF FUND EXPENSES

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, as a percentage of our average net assets as of September 6, 2017, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of September 6, 2017. As of September 6, 2017, we had $25 million in borrowings outstanding, $100 million in outstanding preferred shares and additional structural leverage of $229 million, collectively representing 31.1% of managed assets as of that date.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.00%	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	0.23%	(1)
Dividend Reinvestment and Cash Purchase Plan Fees(2)	None

Annual Expenses	Percentage of Average Net Assets Attributable to Common Shareholders
Management Fee(3)	1.12%
Interest Payments on Borrowed Funds(4)	0.58%
Preferred Stock Dividend Payments(5)	0.66%
Other Expenses(6)	0.10%
Acquired Fund Fees and Expenses	0.00%
Total Annual Expenses	2.46%

Example:

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) net annual expenses of 2.46% of net assets attributable to common shareholders; (2) a 5% annual gross return; and (3) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Shareholders(7)	$37	$88	$142	$289

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)

Represents the estimated commission with respect to our common shares being sold in this offering, which we will pay to JonesTrading in connection with sales of common shares effected by JonesTrading in this offering. While JonesTrading is entitled to a commission of 1% to 2.5% of the gross sales price for common shares sold, with the exact amount to be agreed upon by the parties, we have assumed, for purposes of this offering, that JonesTrading will receive a commission of 1% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guaranty that there will be any sales of our common shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales of our common shares under this prospectus supplement and the accompanying prospectus, if any, may be less than as set forth in the table. In addition, the price per share of any such sale may be greater or less than the price set forth in the table, depending on the market price of our common shares at the time of any such sale.

(2)	Shareholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan” on page 56 of the accompanying prospectus.

(3)	The Fund pays Calamos an annual management fee, payable monthly, for its investment management services in an amount equal to 0.80% of the Fund’s average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.12% of the Fund’s average weekly net assets as of September 6, 2017 by dividing the total dollar amount of the management fee by the Fund’s average weekly net assets (managed assets less outstanding leverage).

(4)	Reflects interest expense on $25 million in borrowings under the Fund’s Amended and Restated Liquidity Agreement with State Street Bank and Trust Company, plus $229 million in additional structural leverage related to certain securities lending programs, as described in the prospectus under “Prospectus Summary — Use of Leverage by the Fund.”

(5)	Reflects estimated dividend expense on $100 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See “Prospectus Summary — Use of Leverage by the Fund” and “Leverage” below for additional information.

(6)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(7)	The example includes sales load and estimated offering costs.

The first two paragraphs of the section titled “Use of Leverage by the Fund” beginning on page 5 of the Prospectus are deleted in their entirety and replaced with the following:

Use of Leverage by the Fund

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage under (i) an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to $430 million and (ii) three classes of mandatory redeemable preferred shares (“MRP Shares”) with aggregate liquidation preference of $100 million, as described in greater detail below. The SSB Agreement provides for securities lending and securities repurchase transactions that may offset some of the interest rate payments that would otherwise be due in respect of the borrowings under the SSB Agreement. The Fund’s outstanding MRP Shares include 1,330,000 Series A MRP Shares, with an aggregate liquidation preference of $33,250,000 and a mandatory redemption date of September 6, 2022; 1,330,000 Series B MRP Shares, with an aggregate liquidation preference of $33,250,000 and a mandatory redemption date of September 6, 2024; and 1,340,000 Series C MRP Shares, with an aggregate liquidation preference of $33,500,000 and a mandatory redemption date of September 6, 2027. The Series A, Series B and Series C MRP Shares are to pay monthly cash dividends initially at rates of 3.70%, 4.00% and 4.24%, respectively, subject to adjustment under certain circumstances. Additional details regarding the SSB Agreement and the MRP Shares are included under “Leverage.”

As of September 6, 2017, the Fund had utilized $254 million of the $430 million available under the SSB Agreement ($25 million in borrowings outstanding, and $229 million in structural leverage consisting of collateral received from SSB in connection with securities on loan), representing 22.3% of managed assets as of that date, and had $100 million of MRP Shares outstanding, representing 8.8% of managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 31.1% of managed assets.

The Fund may make further use of financial leverage through the issuance of additional preferred shares or may borrow money or issue additional debt securities to the extent permitted under the 1940 Act or under the SSB Agreement. As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted under the 1940 Act. See “Leverage.” The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations. See “Description of Securities — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws, Including Antitakeover Provisions.”

The second sentence of “Leverage Risk” on page 8 and 33 of the Prospectus is deleted and replaced with the following:

As of September 6, 2017, the Fund has leverage in the form of borrowings under the SSB Agreement and outstanding MRP Shares.

The following sentence replaces similar disclosure contained on page 19 of the Prospectus under the eighth and ninth sentences of the section titled “The Fund”:

As of September 6, 2017, the Fund had $25 million in borrowings outstanding under the SSB Agreement, plus MRP Shares outstanding with an aggregate liquidation preference of $100 million, plus additional structural leverage that amounted to approximately $229 million, collectively representing 31.1% of managed assets. Structural leverage refers to borrowings under the SSB Agreement in respect of which the Fund’s interest payments are reduced or eliminated by the Fund’s securities lending activities.

The first paragraph of “Lending of Portfolio Securities” in the section titled “Investment Objective and Principal Investment Strategies” on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

Lending of Portfolio Securities. The Fund has authorized SSB as securities lending agent to lend securities to registered broker-dealers or other institutional investors deemed by Calamos to be of good standing under agreements which require that the loans be secured continuously by collateral received in cash under the SSB Agreement. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement, such that the Fund will effectively bear lower interest expense with respect to those borrowed amounts. Any amounts credited against borrowings under the SSB Agreement would count against the Fund’s leverage limitations, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will increase the balance on which the Fund will pay interest. Under the terms of the SSB Agreement, the Fund will make a variable “net income” payment related to any collateral credited against the borrowings under the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the SSB Agreement. The Fund does not use affiliated agents in managing its lending program. The Fund continues to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral, but bears the risk of loss on any collateral so invested. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but could seek to call the loan in advance of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

The first paragraph in the section titled “Leverage” beginning on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund may issue preferred shares or debt securities or borrow to increase its assets available for investment. As of September 6, 2017, the Fund had $25 million in borrowings outstanding under the SSB Agreement, MRP Shares outstanding with an aggregate liquidation preference of $100 million and used approximately $229 million of collateral obtained through securities lending arrangements as an offset against borrowings under the SSB Agreement, for a total of $354 million of leverage representing 31.1% of managed assets as of that date. The SSB Agreement provides for additional credit availability for the Fund, such that it may borrow up to $430 million. Additional information regarding the Fund’s preferred shares is included below under “Mandatory Redeemable Preferred Shares.”

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted under the 1940 Act or under any order issued by the SEC.

The following is inserted immediately before “Effects of Leverage” on page 28 of the Prospectus:

Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund completed a private placement of 1,330,000 Series A MRP Shares, 1,330,000 Series B MRP Shares and 1,340,000 Series C MRP Shares. Each MRP Share has a liquidation preference of $25.00, resulting in an aggregate liquidation preference of $100 million for all MRP Shares.

The holders of MRP Shares for the Fund are entitled to receive monthly cash dividends, payable on the first business day (a “Dividend Payment Date”) of each month following issuance. Subject to adjustment as described below under “MRP Shares Dividends,” the dividend rate per annum (the “Applicable Rate”) for each class of MRP Share is as follows:

MRP Shares	Applicable Rate
Series A MRP Shares	3.70%
Series B MRP Shares	4.00%
Series C MRP Shares	4.24%

The MRP Shares have a term redemption date of September 6, 2022 for the Series A MRP Shares, September 6, 2024 for the Series B MRP Shares and September 6, 2027 for the Series C MRP Shares.

The MRP Shares have been assigned a rating of “AA” by Fitch Ratings, Inc. If the ratings of the MRP Shares are downgraded, the Fund’s dividend expense may increase, as described below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of MRP Shares will be entitled to receive a preferential liquidating distribution equal to $25.00 per MRP Share plus accrued and unpaid dividends, after satisfaction of claims of creditors of the Fund, but before any distribution of assets is made to common shareholders.

MRP Shares Dividends. If, on the first day of the monthly dividend period immediately preceding a Dividend Payment Date (each such period a “Dividend Period”), a class of MRP Shares is rated no less than “A” by Fitch (and no less than the equivalent of such rating by some other nationally-recognized statistical rating organization, if any, other than Fitch, providing a rating for the MRP Shares pursuant to the request of the Fund), then the dividend rate for such period (the “Dividend Rate”) will be equal to the Applicable Rate for such class. If, on the first day of a Dividend Period, the credit rating assigned on any date to a class of MRP Shares by Fitch (or some other rating agency then rating any class of the outstanding MRP Share pursuant to the request of the Fund) is lower than a rating of “A” by Fitch (or the equivalent of such other rating agency), the Dividend Rate applicable to the Fund’s class of outstanding MRP Shares for such Dividend Period shall be the Applicable Rate plus the enhanced dividend amount (which shall not be cumulative) set opposite the lowest of such ratings in the table below:

Fitch Rating	Enhanced Dividend Amount
“A-”	0.5%
“BBB+” to “BBB-”	2.0%
“BB+” or below	4.0%

A 4.0% premium in addition to the Applicable Rate may apply when the Fund fails to maintain a current credit rating, and a 5.0% premium may apply when the Fund fails to make timely payments with regard to the MRP Shares (subject to cure periods in each case).

Limitation on Common Share Distributions. So long as any MRP Shares are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) ranking junior to or on parity with the MRP Shares, unless (1) the Fund has satisfied the MRP Shares Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRP Shares Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRP Shares due on or prior to the date of the transaction have been declared and paid to the holders of MRP Shares and (4) the Fund has redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

MRP Shares Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRP Shares, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) preceding the time of determination, must be greater than or equal to 225%.

MRP Shares Overcollateralization Test: So long as Fitch or any other ratings organization is then rating any class of the outstanding MRP Shares pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRP Shares’ then-current rating(s) issued by Fitch or such other rating agency by application of the applicable rating agency guidelines.

The terms of the MRP Shares and rights and preferences of the holders of the MRP Shares are set forth in the Statement of Preferences of Series A Mandatory Redeemable Preferred Shares, Series B Mandatory Redeemable Preferred Shares and Series C Mandatory Redeemable Preferred Shares of the Fund.

Redemption. The terms of the MRP Shares provide that: (i) the Fund may redeem the MRP Shares at its option at the liquidation preference plus accrued and unpaid dividends and plus a make-whole premium, subject to notice and other requirements; (ii) the Fund is required to redeem the MRP Shares upon failure to satisfy the MRP Shares Asset Coverage Test (tested monthly) or MRP Shares Overcollateralization Test (tested weekly), subject to cure periods; and (iii) the Fund is required to redeem the MRP Shares on the term redemption date of September 6, 2022 for the Series A MRP Shares, September 6, 2024 for the Series B MRP Shares and September 6, 2027 for the Series C MRP Shares.

Voting Rights. Except as otherwise required in the prospectus, the governing documents of the Fund, or as otherwise required by applicable law, the Fund’s preferred shareholders, including the MRP Shares, have one vote per share and vote together with the Fund’s common shareholders as a single class. The 1940 Act grants the holders of preferred stock the right to elect at least two Trustees at all times (the “Preferred Share Trustees”) and the remaining Trustees will be elected by the holders of common stock and preferred stock voting as a single class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRP Shares outstanding, the holders of MRP Shares have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

In connection with the issuance of the MRP Shares, William R. Rybak and Stephen B. Timbers were designated by the Board of Trustees as the Preferred Share Trustees of the Fund. As of September 7, 2017, there were four other Trustees of the Fund, Ms. Breen and Messrs. Calamos, Neal, Tripple. See “Management of the Fund” in the Fund’s Statement of Additional Information. The Fund’s preferred shareholders, including the MRP Shareholders, are entitled to elect a majority of the Trustees of the Fund during any period when (i) at least two years’ accumulated dividends on the preferred stock are due and unpaid or (ii) the preferred shares are otherwise entitled under the 1940 Act to elect a majority of the Trustees of the Fund. The MRP Shareholders have certain additional customary voting rights pursuant to the MRP Shares governing documents and the 1940 Act.

The summary information regarding the MRP Shares contained herein is qualified in its entirety by reference to the Statement of Preferences and other documents related to the terms and conditions and the offering of the MRP Shares.

The section titled “Effects of Leverage” beginning on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $430 million. As of September 6, 2017, the Fund had utilized $254 million of the $430 million available under the SSB Agreement ($25 million in borrowings outstanding, and $229 million in structural leverage consisting of collateral received from SSB in connection with securities on loan). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus 0.80%, payable monthly in arrears. These rates represent floating rates of interest that may change over time. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at Overnight LIBOR plus 2.8%. The SSB Agreement has a commitment fee of 0.1% of any undrawn amount. As of September 6, 2017, the interest rate charged under the SSB Agreement was 1.98%. “Net income” payments related to cash collateral in connection with securities lending were 0.99% of the borrowed amount on an annualized basis as of that date, although this amount can vary based on changes in underlying interest rates.

The Fund’s MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each class of MRP Share as follows (subject to adjustment as described above in “Mandatory Redeemable Preferred Shares”): 3.70% for Series A MRP Shares, 4.00% for Series B MRP Shares and 4.24% for Series C MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including “net income” payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on September 6, 2017, the Fund’s portfolio would need to experience an annual return of 0.84% (before giving effect to expenses associated with senior securities).

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares, including the MRP Shares, or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by rating agencies or covenants with respect to any preferred shares or short term debt instruments it issues. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund effected through new, additional or increased credit facilities or the issuance of preferred shares would require approval by the Board of Trustees of the Fund.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by us (and utilized on September 6, 2017). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share Return(1)	(15.71)%	(8.46)%	(1.21)%	6.04%	13.29%

(1)	Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on September 6, 2017 of 1.98%.

The third to eleventh paragraphs of the section titled “Management of the Fund—Investment Adviser” beginning on page 41 of the Prospectus are deleted in their entirety and replaced with the following:

Calamos has been named as a defendant in a complaint captioned Chill v. Calamos Advisors LLC, et al., which was filed in the United States District Court for the Southern District of New York on February 11, 2015 (the “Complaint”). The Complaint, which was filed by two shareholders of an open-end investment company advised by Calamos, also names as a defendant Calamos Financial Services LLC (Calamos and Calamos Financial Services LLC are referred to as the “Defendants”). The Complaint alleges that Calamos breached its fiduciary duty under Section 36(b) of the 1940 Act with respect to its receipt of advisory fees paid by the open-end investment company, and that the Defendants breached their fiduciary duties under Section 36(b) with respect to the receipt of distribution and servicing fees paid by the open-end investment company. The Complaint, which the plaintiffs purport to bring on behalf of the open-end investment company, does not relate to the Fund.

The Complaint requests relief in the form of (i) a declaration that the Defendants violated Section 36(b) of the 1940 Act, (ii) permanent enjoinment of the Defendants from further violating Section 36(b), (iii) compensatory damages, including repayment of excessive investment advisory fees and distribution fees, (iv) rescinding such open-end investment company’s investment management agreement and distribution plan and (v) reasonable costs. In April 2017, the parties stipulated to the dismissal, with prejudice, of plaintiffs’ claims that alleged excessive Rule 12b-1 distribution fees and extraction of additional compensation for investment advisory services. As a result, Calamos Financial Services LLC was dismissed from this lawsuit. The stipulation was not the result of a settlement or compromise or the payment of any consideration by Defendants to plaintiffs or plaintiffs’ counsel.

The Defendants believe that the Complaint is without merit, and intend to defend themselves vigorously against the allegations. Calamos also believes that the Complaint will not have a material adverse effect on the ability of Calamos to perform its obligations under its investment management agreement with the Fund.

Katz v. Calamos Asset Management, Inc., Calamos Investments LLC, f/k/a Calamos Holdings LLC, Calamos Financial Services LLC, Calamos Advisors LLC, John P. Calamos, Sr. and John S. Koudounis, No. 1:16-CV-9314 (N.D. E.D. IL): Calamos Advisors LLC, et al have been named as defendants in litigation before the United States District Court for the Northern District, Eastern Division of Illinois, as amended. Plaintiff alleges, among other things, that his employment was terminated as a result of the employee raising concerns with respect to alleged illegalities at Calamos in contravention of (i) Section 78u-6(h)(1)(A) of the Dodd-Frank Act, (ii) Sections 740 ILCS 174/15 and 174/20 of the Illinois Whistleblower Act and (iii) retaliatory discharge under common law. Katz filed an amended complaint on June 28th, 2017, containing the above allegations, but adding that his employment was terminated as a result of raising concerns with respect to alleged illegalities at Calamos in contravention of Section 1514A(a)(1)(C) of the Sarbanes-Oxley Act of 2002. Katz has filed leave to amend the amended complaint to add an additional count alleging defamation per se or, in the alternative, defamation per quod under common law. This motion is currently pending. The defendants believe that the complaint, as amended, is without merit, and intend to defend themselves vigorously against the allegations.

On January 10, 2017, Calamos Asset Management, Inc. (“CAM” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Calamos Partners LLC, a Delaware limited liability company (“Parent”), and CPCM Acquisition, Inc., a Delaware corporation (“Offeror”) and wholly owned subsidiary of Parent, pursuant to which, among other things, (i) Offeror and Parent agreed to make a cash tender offer (the “Offer”) to purchase all of the outstanding shares of CAM’s Class A Common Stock, par value $0.01 per share (the “Shares”), at a purchase price of $8.25 per Share in cash (the “Offer Price”) and (ii) after the completion of the Offer and subject to the satisfaction or waiver of certain conditions, the Offeror would be merged with and into CAM, with CAM continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). On February 21, 2017, pursuant to the Merger Agreement, Offeror merged with and into CAM, with CAM continuing as the surviving entity and a wholly-owned subsidiary of Parent. The Merger was effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware pursuant to which no stockholder vote was required to consummate the Merger. Each outstanding Share that was not tendered and accepted pursuant to the Offer (other than Shares held in the treasury of the Company, or that were owned at the commencement of the Offer by Offeror and certain of its affiliates, or owned by any stockholder that properly demanded and perfected appraisal rights) was cancelled and converted into the right to receive cash consideration (without interest) in an amount equal to the Offer Price. The following litigation is pending and relates to the Merger.

In Re Calamos Asset Management, Inc. Stockholder Litigation, Consolidated, C.A. No. 2017-0058 (Court of Chancery, State of Delaware) – In July 2017 five previously filed and outstanding putative stockholder class action lawsuits were consolidated into a single action. The operative Complaint in the Consolidated Action was filed in May 2017 and was titled, Schechter, et al. v. John P. Calamos, Sr., John Koudounis, Calamos Family Partners LLC, Calamos Partners, LLC and CPCM Acquisition, Inc., C.A. No. 2017-0356 (Court of Chancery, State of Delaware). The operative Complaint alleges, among other things, that in developing, negotiating, and carrying out the Offer and the Merger, the defendants exploited their control of CAM, breached the fiduciary duties they owed to CAM and its shareholders, and deprived CAM’s stockholders of fair consideration for their shares. The alleged breaches of duty include preventing CAM’s Special Committee (comprised of CAM’s independent board members) from negotiating with the defendants at arm’s length; withholding material information about CAM’s financial prospects from the Special Committee and CAM stockholders; and knowingly depressing CAM’s stock price during the period leading up to the Offer. Similar allegations are made separately against Messrs. Calamos and Koudounis, who also are alleged to have breached their fiduciary duties as directors and officers of CAM. The Complaint seeks to certify a class of plaintiffs consisting of plaintiffs and all other former holders of CAM’s Class A stock (except for the defendants and their affiliates and successors in interest), and the Complaint seeks to recover for the putative class members certain rescissory and compensatory damages in an amount to be proven at trial, as well as pre and post-judgment interest and reasonable attorneys’ and experts’ fees. CAM believes that the plaintiff’s allegations are without merit and expects that the defendants will defend against them vigorously.

In Re Appraisal of Calamos Asset Management, Inc., Consolidated C.A. No. 2017-0139-JTL (Court of Chancery, State of Delaware) – In August 2017 two previously filed and outstanding appraisal actions were consolidated into a single action. The operative Complaint in the Consolidated Action was filed in February 2017 and was titled The Mangrove Partners Master Fund, Ltd v. Calamos Asset Management, Inc., C.A. No. 2017-0139 was filed in the Court of Chancery of the State of Delaware. The operative Complaint seeks an appraisal under Section 262 of the General Corporation Law of the State of Delaware (“DGCL”). The Mangrove Partners Master Fund, Ltd. (“Mangrove”) alleges it is the beneficial owner of 2,767,490 Class A common stock of CAM. Fair Value Investments, Inc., the other appraisal petitioner, and together with Mangrove (the “Petitioners”), alleges it is the beneficial owner of 100 Class A common stock of CAM. The Petitioners allege that each properly demanded appraisal as to said shares and that Section 262 of the DGCL entitles Petitioners to direct payment by CAM of the fair value of Petitioners’ shares with interest and an award of costs, including attorneys’ fees and experts’ fees. CAM believes that the Petitioner’s allegations are without merit and will defend against them vigorously.

The section titled “Description of Securities” beginning on page 61 of the Prospectus is deleted in its entirety and replaced with the following:

DESCRIPTION OF SECURITIES

The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. As of September 6, 2017, the Fund had 70,098,195 common shares outstanding and MRP Shares outstanding in the following amounts: 1,330,000 Series A MRP Shares, 1,330,000 Series B MRP Shares, and 1,340,000 Series C MRP Shares. The Board of Trustees may establish such series or class from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval but subject to the governing documents of the MRP Shares, is authorized to amend the Agreement and Declaration of Trust and Bylaws to reflect the terms of any such class or series. The Fund is also authorized to issue other securities, including debt securities.

As of September 6, 2017, the Fund had total leverage of approximately $354 million representing approximately 31.1% of the Fund’s managed assets as of that date. The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings by the Fund, including the financial leverage described above, as well as any additional leverage incurred as a result of this offering. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus 0.80%, payable monthly in arrears. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at Overnight LIBOR plus 2.8%. The SSB Agreement has a commitment fee of 0.1% of any undrawn amount. As of September 6, 2017, the interest rate charged under the SSB Agreement was 1.98%.

Under the terms of the SSB Agreement, all securities lent or subject to repurchase transactions through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement, with the effect of reducing interest expense payable by the Fund. Any amounts credited against the borrowings under the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the borrowings under the SSB Agreement and will increase the balance on which the Fund will pay interest. Under the terms of the SSB Agreement, the Fund will make a variable “net income” payment related to any collateral credited against the borrowings under the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the SSB Agreement. As of September 6, 2017, the Fund used approximately $229 million of cash collateral to offset against borrowings under the SSB Agreement, representing 20.1% of managed assets, and was required to pay a “net income” payment equal to an interest rate of 0.99% of the borrowed amount, although this amount may vary in the future with changes in interest rates. The Fund reserves the right to utilize sources of borrowings in addition to, or in lieu of, the SSB Agreement. See “Prospectus Summary — Use of Leverage by the Fund.”

While unsecured and unsubordinated indebtedness may rank equally with the borrowings under the SSB Agreement in right of payment, the lender under the agreement, together with the holders of other outstanding secured indebtedness, may, to the exclusion of unsecured creditors, seek recourse against the collateral as security for the borrowings and such other secured indebtedness until amounts owed under the SSB Agreement and the other secured indebtedness are satisfied in full. All borrowings under the SSB Agreement and the securities lending agreement rank senior to the Fund’s common and preferred shares as to the payment of interest and distribution of assets upon liquidation.

The following sentence replaces similar disclosure contained on page 65 of the Prospectus under the second paragraph of the section titled “Liquidation Rights”:

Unsecured creditors of ours may include, without limitation, service providers including Calamos, the Fund’s custodian, the Fund’s administrator and broker-dealers, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation SSB and other lenders to the Fund, parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

The section titled “Lending of Portfolio Securities” beginning on page S-6 of the SAI is deleted in its entirety and replaced with the following:

Lending of Portfolio Securities

The Fund has authorized State Street Bank and Trust Company (“SSB”) as securities lending agent to lend portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral received in cash under the terms of the Amended and Restated Liquidity Agreement (“SSB Agreement”) between the Fund and SSB. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement, such that the Fund will effectively bear lower interest expense with respect to those borrowed amounts. Any amounts credited against the borrowings under SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the borrowings under SSB Agreement and will increase the balance on which the Fund will pay interest. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Calamos’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loaned collateral (or recovering the loaned securities) or losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights. The Fund may also experience losses as a result of the diminution in value of its cash collateral investments.

The following sentence replaces similar disclosure contained on page S-18 of the SAI in the last two sentences of the section titled “Investment Restrictions”:

The Fund presently utilizes leverage through its outstanding borrowings pursuant to the SSB Agreement, and its issuance of mandatory redeemable preferred shares. See the prospectus (under the caption “Leverage”) for more information about the Fund’s present activities related to the issuance of senior securities and the borrowing of money.

II. Revisions Related to Investments in Master Limited Partnerships

The below is hereby added immediately before the “Prospectus Summary—Investment Policies—Other Securities” heading on page 5 of the Prospectus:

Master Limited Partnerships. The Fund may invest up to 10% of its managed assets in the equity securities (including common units) of master limited partnerships (“MLPs”). Convertible securities are excluded from this limitation. MLPs are investment vehicles generally organized under state law as limited partnerships or limited liability companies. MLPs typically issue general partner and limited partner interests, or managing member and member interests, and MLP-issued securities are often listed and traded on a security exchange. Such securities are structured by contract and may incorporate both equity-like and debt-like components. The general partner or manager of the MLP generally controls the operation and management of the MLP, and typically is eligible for certain incentive distributions under the terms of the MLP. The Fund will not typically invest in general partner or manager interests of MLPs. Limited partner or member interests in MLPs may have either preferred or subordinated rights to MLP assets and distributions.

The below is hereby added as the final risk disclosed under the “Prospectus Summary—Investment Policies—Fund Risks” section beginning on page 6 of the Prospectus:

Master Limited Partnerships Risk. Investments in MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

Although certain MLPs may trade on national security exchanges, certain MLPs may trade less frequently than those of larger companies due to their market capitalizations. Due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to dispose of the securities at a fair price. Such a situation may prevent the Fund from limiting losses or realizing gains. This also may adversely affect the Fund’s ability to make dividend distributions to shareholders.

MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund.

The below is hereby added immediately before the paragraph titled “Defensive and Temporary Investments” in the “Investment Objective and Principal Investment Strategies—Principal Investment Strategies” section on page 23 of the Prospectus:

Master Limited Partnerships. The Fund may invest up to 10% of its managed assets in the equity securities (including common units) of MLPs (convertible securities are excluded from this limitation). MLPs are investment vehicles generally organized under state law as limited partnerships or limited liability companies. MLPs typically issue general partner and limited partner interests, or managing member and member interests, and MLP-issued securities are often listed and traded on a security exchange. Such securities are structured by contract and may incorporate both equity-like and debt-like components. The general partner or manager of the MLP generally controls the operation and management of the MLP, and typically is eligible for certain incentive distributions under the terms of the MLP. The Fund will not typically invest in general partner or manager interests of MLPs. Limited partner or member interests in MLPs may have either preferred or subordinated rights to MLP assets and distributions.

MLPs do not pay federal income tax at the partnership level. Rather, each interest or unit holder is allocated a share of the partnerships’ income, gains, losses, deductions and credits. A change in the current tax law, or a change in the underlying business of an MLP, could result in an MLP being treated as a corporation, instead of a partnership, for federal income tax purposes, which would result in such MLP being required to pay income tax on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP, potentially reducing the value of the Fund’s investment and consequently your investment in the Fund.

The below is hereby added as the final risk disclosed under the “Risk Factors—Fund Risks” section beginning on page 31 of the Prospectus:

MLP Risk. Investments in MLPs (either limited partner or member interests) differ from investments in securities with similar characteristics, such as common stock of a corporation. Typically holders of limited partner or member interests have more limited control and limited rights to vote on matters affecting the MLP. MLPs are generally treated as partnerships for U.S. income tax purposes, but there is a risk that the change of an MLP’s business or a change in tax law could alter or eliminate this tax advantage. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Such effects would tend to lower the after-tax return of an investment in an MLP. MLPs are also subject to the risk of potential conflicts of interest between unit holders and general partners or managing members of MLPs. MLPs are often concentrated in the energy industry, and may therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry. An MLP that invests primarily in the energy sector could expose the Fund to increased volatility risk.

The below is hereby added to the end of the “Investment Objective and Policies” section beginning on page S-1 of the SAI:

Master Limited Partnerships

The Fund may invest up to 10% of its managed assets in the equity securities (including common units) of master limited partnerships (“MLPs”) (convertible securities are excluded from this limitation). MLPs are investment vehicles generally organized under state law as limited partnerships or limited liability companies. MLPs typically issue general partner and limited partner interests, or managing member and member interests, and MLP-issued securities are often listed and traded on a security exchange. Such securities are structured by contract and may incorporate both equity-like and debt-like components. The general partner or manager of the MLP generally controls the operation and management of the MLP, and typically is eligible for certain incentive distributions under the terms of the MLP. The Fund will not typically invest in general partner or manager interests of MLPs. Limited partner or member interests in MLPs may have either preferred or subordinated rights to MLP assets and distributions.

III. Further Revisions to Disclosure

All disclosure in the Fund’s Prospectus, SAI and Prospectus Supplement not specifically referenced above is hereby amended to the extent necessary to conform to the information provided in this supplement.

Please retain this supplement for future reference.

CHISPT3 09/17